2018 Annual Shareholders’ Meeting

 Harold Lynn Keene, Chairman  Charles H. Gent, Jr., Vice - Chairman  Tim W. Ball  J. Robert Buchanan  Joe M. Carter  John D. Cox  Eugene S. Hearl  Michael G. McGlothlin  Fred W. Meade  B. Scott White 2 INTRODUCTION OF DIRECTORS

This presentation includes forward - looking statements . These forward - looking statements are based on current expectations that involve risks, uncertainties, and assumptions . Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially . These risks include : changes in business or other market conditions ; the timely development, production and acceptance of new products and services ; the challenge of managing asset/liability levels ; the management of credit risk and interest rate risk ; the difficulty of keeping expense growth at modest levels while increasing revenues ; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports including, but not limited to , the most recent quarterly report filed on Form 10 - Q, current reports filed on Form 8 - K, and the Annual Report on Form 10 - K for the most recent fiscal year end . Pursuant to the Private Securities Litigation Reform Act of 1995 , the Company does not undertake to update forward - looking statements to reflect circumstances or events that occur after the date the forward - looking statements are made . 3 Cautionary Statement Regarding Forward - Looking Statements

The mission of New Peoples Bank is to provide high quality, state of the art, Golden R ule banking services to our communities, while generating a reasonable return to our stockholders and providing a challenging and rewarding work environment for our family of employees 4 Our Mission

5 Vision • Excellent Customer Service • Innovative • Making a Positive Difference for Our Region • The Very Best Team of Bankers • High Performing Stock Yielding a Great Return

6 How we strive to be Great & Help Make Dreams come true? • We Follow the Golden Rule • We Build Trustworthy Relationships • We Meet People at Their Needs - It’s Always About the People • We Continue to Improve • We Work Together As a Team • We Celebrate and Share Great News!

Process

Where Are We In t he Process?

NEAR - TERM PRIORITIES (1 - 2 years)  Increase Earnings, Maximize Efficiencies and Maintain Capital Levels  Enhance Our Customers’ Experience  Continue to Recruit, Develop, Reward and Support Our People  Differentiate Ourselves from the Competition Through Superior Service, Cutting Edge Technology, Relevant Products and Strong Local Market Participation  Conservative, Modest and Sound Balance Sheet Growth  Continue to Reduce Credit Risk Profile to Peer Levels  Further Enhance Risk Management Capabilities Strategic Priorities

LONG - TERM PRIORITIES (2 - 5 years)  Enhance Shareholder Liquidity, Value and Return with a Dividend Target Date of 2020  Continue Targeted Growth in Clearly Defined Segments and Markets  Expand on Building a Growing Loan Portfolio and Low - Cost, Relationship - Based Deposits Portfolio  Continue to Recruit, Develop, Reward and Support Our People Strategic Priorities

We had a Pretty Great 2017! We are Safer and Stronger We are Growing We are Improving Efficiencies We are Differentiating Ourselves 11 State of New Peoples Bankshares

Actual Year - End GREAT 12 - 31 - 17 2017 GOALS Financial Assets $666.7M $664M Asset Growth 5.00% 4.74% >5.00% Loan Growth 9.50% 6.61% >5.00% Deposit Growth 5.10% 5.46% >5.00% ROAA 0.47% 0.36% >1.00% ROAE 4.73% 3.66% >10.00% Net Interest Margin 4.04% >4.00% >4.00% Non - Interest Income 1.50% >1.00% >1.00% Non - Performing Assets 2.16% <2.80% < 1.00 % Operating DDA/Int Chking /MMA as % of Total Deposits 53.38% >54.00% >55.00% Efficiency 87.06% <91.00% <75.00 % Financial Goals 2017 & Great Goals

13 We are Safer and Stronger

 Asset quality is continually improving  Reduced Non - performing assets by $9.7 million, or 40.05%  Past due loans > 30 days dropped to below 2% 14 We are Safer and Stronger

2010 2011 2012 2013 2014 2015 2016 2017 Total NPAs $59,820 $58,912 $47,956 $44,161 $36,910 $27,245 $24,060 $14,423 OREO $12,346 $15,092 $13,869 $15,853 $15,049 $12,398 $10,655 $6,859 Nonaccrual Loans $45,781 $42,316 $33,536 $28,307 $21,861 $14,847 $13,405 $7,564 90 Days + Accruing Interest $1,693 $1,504 $551 $1 $- $- $- $- $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 $55,000 $60,000 Dollars in thousands Nonperforming Assets 15 Nonperforming Assets (In thousands) December 31, 2010 through December 31, 2017

 Capital Levels are strong  $1.1 million in new capital from exercised warrants 16 We are Safer and Stronger

2010 2011 2012 2013 2014 2015 2016 2017 Leverage Ratio 6.00% 5.99% 7.08% 7.49% 8.19% 9.67% 9.93% 9.56% Short Term Goal 7.00% 7.00% 7.00% 7.00% 7.00% 7.00% 9.00% 9.00% Long Term Goal 9.00% 9.00% 9.00% 9.00% 9.00% 9.00% 10.00% 10.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 17 Capital Ratio Trend – Actual Tier 1 Leverage Ratio (Bank Only) December 31, 2010 through 2017

 Risk management tools are robust and effective to help us manage appropriately 18 We are Safer and Stronger

19 We are Growing

 Balance Sheet continues to increase  Net interest margin remains higher than peers  Noninterest income revenue sources are being added  Common Stock Book Value is increasing  Stock Performance is improving  New products and services have been added during 2017  Opened LPO in Kingsport, TN and new branch in Princeton, WV  Employees are growing in knowledge and expertise 20 We are Growing

2010 2011 2012 2013 2014 2015 2016 2017 Total Assets $852.6 $780.4 $719.0 $684.7 $651.1 $625.9 $634.3 $666.7 Total Loans $707.8 $597.8 $522.4 $493.0 $457.5 $441.2 $468.6 $513.0 Total Deposits $766.1 $708.3 $652.9 $619.0 $585.2 $558.0 $554.4 $582.5 $400 $450 $500 $550 $600 $650 $700 $750 $800 $850 $900 $950 $1,000 Dollars in millions 21 Strategic Balance Sheet Trend (In Millions) December 31, 2010 - 2017

4.44% 4.34% 4.20% 4.09% 3.80% 4.01% 4.01% 4.03% 3.84% 3.88% 3.83% 3.73% 3.77% 3.74% 3.76% 3.81% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2010 2011 2012 2013 2014 2015 2016 2017 Net Interest Margin Peer Data UBPR $500 Million to $1 Billion 22 Net Interest Margin Trend (Bank Only) December 31, 2010 through 2017 Peer Data Source: Federal Reserve Board of Governors Bank Holding Company Performance Report

0.67% 0.66% 0.62% 0.68% 0.85% 0.97% 1.12% 1.51% 0.72% 0.70% 0.78% 0.78% 0.75% 0.76% 0.76% 0.72% 0.00% 0.50% 1.00% 1.50% 2.00% 2010 2011 2012 2013 2014 2015 2016 2017 NII Peer Data $500 Million to $1 Billion 23 Non - Interest Income as % of Average Assets Trend (bank Only) December 31, 2010 through 2017 Peer Data Source: FDIC Uniform Bank Performance Report

2013 2014 2015 2016 2017 5/14/2018 Stock Price $1.00 $1.26 $1.51 $1.75 $2.00 $2.00 Book Value 1.83 1.87 1.97 2.01 2.13 2.10 High 2.20 1.36 1.68 1.75 2.40 2.20 Low 1.00 1.00 1.30 1.36 1.60 1.92 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 Dollars 24 Stock Price & Book Value Trend December 31, 2013 - May 14, 2018 * * At March 31, 2018

2010 2011 2012 2013 2014 2015 2016 2017 Retained Deficit (4,175) (13,084) (19,408) (17,924) (17,685) (15,022) (14,065) (10,847) -$20,000 -$15,000 -$10,000 -$5,000 $0 $5,000 $10,000 $15,000 $20,000 Dollars in thousands 25 Retained Deficit trend (In thousands) December 31, 2010 through December 31, 2017

26 New Products & Services – 2017 • Chairman’s Club Account • Senior Adult Protection Program – Elder Abuse • Enhanced Card Services • Credit Cards • Card Valet • 24/7 Card Support • Card Free Cash • Fraud Text Alerts • Innovative Services • Live Chat • Touch ID for Mobiliti • AllData Personal Finance Management Tool

27 New Products & Services – 2018 • State of the Art Website Enhancement • Google/ Apple/ Samsung Pay • Private Client Advisory Services

28 New Branch Location Oakvale Road, Princeton, WV

29 New Commercial Lending Center Kingsport, TN

30 Employee Development, Recruitment, Retention and Rewarding

31 We are Improving Efficiency

 Transforming Branch network and how we operate  Focused efforts on process refinements  Renegotiated contracts  Facilities optimization  Reducing exceptions and errors  Asset quality related expenses are decreasing  Technology is being utilized more with a continued focus to realize positive returns on investments  Improving internal communications  Establishing a task force to gain further efficiencies 32 We are Improving Efficiency

78.01% 103.06% 96.28% 91.59% 96.37% 96.32% 97.25% 86.67% 68.45% 67.92% 66.85% 67.62% 66.62% 66.28% 65.63% 64.32% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% 110.00% 120.00% 2010 2011 2012 2013 2014 2015 2016 2017 Efficiency Ratio Peer Data $500 Million to $1 Billion 33 Efficiency Ratio (Bank Only) December 31, 2010 through 2017 Peer Data Source: FDIC Uniform Bank Performance Report

34 We are Differentiating Ourselves

 High Tech - High Touch  T echnology focused on enhancing the customer experience  Golden Rule Banking is being lived out  Caring for our customers through excellent service  Actively involved in the community  Generously showing love and compassion 35 We are Differentiating Ourselves

Where Are We In t he Process?

37 Thank You! But We Are Headed to Greater things…

38 Helping Make Dreams Come True Buy or Sell Stock Contact Information Mike Acampora Senior Vice President FIG Partners, LLC 1654 Pearl Street Jacksonville, Florida 32206 Office: 904 - 354 - 0441 macampora@figpartners.com